UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2010

PHARMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33380	87-0792558
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 Campus Place

Louisville, Kentucky 40299

(Address of principal executive offices) (Zip Code)

(502) 627-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A amends and restates the Current Report on Form 8-K filed by PharMerica Corporation with the Securities and Exchange Commission on March 22, 2010 to correct typos in the Award Payout tables.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to Employment Agreement of Gregory S. Weishar

On March 16, 2010, PharMerica Corporation (the “Corporation”) and the Corporation’s Chief Executive Officer, Gregory S. Weishar, entered into an Amendment to Employment Agreement (“Amendment No. 2”) to the Letter Agreement dated January 14, 2007, by and between AmerisourceBergen Corporation, Kindred Healthcare, Inc., the Corporation and Mr. Weishar, as amended by Amendment No. 1 thereto dated November 13, 2007, by and between the Corporation and Mr. Weishar (the “Employment Agreement”), to comply with Internal Revenue Code Section 162(m). Amendment No. 2 provides that, upon a qualifying termination under the terms of the Employment Agreement, Mr. Weishar will receive a pro-rated annual bonus equal to (1) the lesser of (x) his annualized base salary on the termination date or (y) his “maximum award” earned under the Compensation Committee’s negative discretion determination of his short-term incentive program award for the year of termination, determined based on actual performance during the entire year and without regard to any discretionary adjustments that have the effect of reducing the amount of such maximum award.

The foregoing summary of Amendment No. 2 is qualified in its entirety by reference to Amendment No. 2, which will be filed as an exhibit to the Corporation’s Form 10-Q for the quarterly period ending March 31, 2010.

2010 Short-Term Incentive Program – CEO

On March 16, 2010, the Compensation Committee of the Board of Directors of the Corporation adopted the 2010 Short-Term Incentive Program (the “CEO STIP”) under the PharMerica Corporation 2007 Omnibus Incentive Plan, as amended (the “Omnibus Plan”), for the Corporation’s Chief Executive Officer, Mr. Gregory Weishar. The CEO STIP provides for a performance-based annual cash award to Mr. Weishar.

Performance Cycle. The CEO STIP performance cycle is for the current year, beginning on January 1, 2010 and ending on December 31, 2010.

Maximum Award. If the Corporation’s Adjusted EBITDA (as defined below) is equal to or greater than a target Adjusted EBITDA for the 2010 fiscal year, then Mr. Weishar is eligible to receive a payment under the CEO STIP equal to the lesser of (i) 2% of Adjusted EBITDA for the 2010 fiscal year; or (ii) $2 million (the “Maximum Award”). The Compensation Committee, in its sole discretion, may decrease the Maximum Award based on its assessment of the Corporation’s performance, the Chief Executive Officer’s individual performance, or any other factors it considers relevant, however in no event may the Compensation Committee reduce the Maximum Award below the annual bonus amount for the Chief Executive Officer (the “Bonus Amount”).

Bonus Amount. The target Bonus Amount for Mr. Weishar is 125% of 2010 Base Salary. 70% of the target Bonus Amount is based on the Corporation’s performance and 30% of the target Bonus Amount is based on individual performance goals. The Corporation must at least meet threshold Adjusted EBITDA of 93.4% of the target Adjusted EBITDA amount in order for any payment to be made under the individual performance-based component.

The Corporation’s performance will be measured by comparing the Corporation’s adjusted annual earnings before interest, taxes, integration, merger and acquisition and other related charges, depreciation and amortization expense, impairment charges of intangibles, and other accounting principle changes (“Adjusted EBITDA”), to a target Adjusted EBITDA for the entire 2010 fiscal year. Individual performance will be measured by comparing certain individual performance metrics to the target individual performance metrics determined by the Compensation Committee.

The actual Bonus Amount is based on the percentage of the performance target achieved. Generally, the percentage of the Bonus Amount earned at the end of the performance cycle will be determined according to the following schedule; however the actual Bonus Amount will be interpolated between the percentages set forth in the chart based on actual results:

Performance Achievement	Payout Level
< 93.4% of Performance Target	0% of target Bonus Amount
93.4% of Performance Target	30% of target Bonus Amount
100% of Performance Target	100% of target Bonus Amount
103.6% of Performance Target	120% of target Bonus Amount
105.9% of Performance Target	140% of target Bonus Amount
107.7% of Performance Target	160% of target Bonus Amount
109.1% of Performance Target	175% of target Bonus Amount
> 109.1% of Performance Target	175% of target Bonus Amount

2010 Short-Term Incentive Program – Other Named Executive Officers

On March 16, 2010, the Compensation Committee of the Board of Directors of the Corporation adopted the 2010 Short-Term Incentive Program (the “STIP”) under the Omnibus Plan. The STIP provides for performance-based annual cash awards to the Corporation’s executive officers, and certain other officers and employees of the Corporation. The STIP advances the Corporation’s commitment to performance-based compensation practices by providing participants an opportunity to earn annual cash bonuses upon achievement of certain pre-established short-term performance objectives.

Eligibility. Officers and employees of the Corporation may receive STIP cash awards as determined by the Board of Directors or the Compensation Committee.

Performance Cycle. The STIP performance cycle is for the current year, beginning on January 1, 2010 and ending on December 31, 2010.

Award Targets. The amount of the awards under the STIP are based on individual participant bonus targets. Individual participant bonus targets are established for each participant by the Compensation Committee, in the case of the senior executive officers reporting to the Chief Executive Officer and by the Chief Executive Officer, for other participants, based upon a determination of the appropriate bonus target amounts which will enable the Corporation to remain competitive, to retain and recruit top employees, and to align such employee’s interests with certain strategic initiatives of the Corporation. Individual non-executive participant bonus targets range from 5% to 100% of base salary on December 31, 2010, with targets for the Corporation’s executive officers between 25% and 125% of base salary.

The Compensation Committee established the bonus targets under the STIP for the Corporation’s fiscal 2009 Named Executive Officers, other than the principal executive officer, as follows:

Executive	Title	Bonus Target
Michael J. Culotta	Executive Vice President & Chief Financial Officer	80% of base salary
William Monast	Executive Vice President of Operations	75% of base salary
Robert McKay	Senior Vice President of Sales and Marketing	65% of base salary
Thomas Caneris	Senior Vice President, General Counsel and Secretary	70% of base salary

Performance Criteria. The performance criteria under the STIP is divided into a company performance-based component and individual/group performance-based component for different employees. The breakdown for the Named Executive Officers, other than the Chief Executive Officer, is as set forth in the chart below. The Corporation must at least meet threshold Adjusted EBITDA of 93.4% of target in order for any payment to be made under the individual/group performance-based components of the STIP.

Executive	Title	Company Performance	Individual/Group Performance
Michael J. Culotta	Executive Vice President & Chief Financial Officer	70%	30%
William Monast	Executive Vice President of Operations	70%	30%
Robert McKay	Senior Vice President of Sales and Marketing	50%	50%
Thomas Caneris	Senior Vice President, General Counsel and Secretary	50%	50%

Under the STIP, company performance will be measured by comparing the Corporation’s Adjusted EBITDA, to a target Adjusted EBITDA for the entire 2010 fiscal year. Individual/group performance will be measured by comparing certain individual/group performance metrics to target individual/group performance metrics established by the Corporation’s Compensation Committee in consultation with the Chief Executive Officer for the Named Executive Officers other than the Chief Executive Officer.

Award Payouts. Award payout levels are based on the percentage of the performance target achieved. Generally, the percentage of the award earned at the end of the performance cycle will be determined according to the following schedule; however the actual award payout will be interpolated between the percentages set forth in the chart based on actual results:

Performance Achievement	Payout Level
< 93.4% of Performance Target	0% of Award Target
93.4% of Performance Target	30% of Award Target
100% of Performance Target	100% of Award Target
103.6% of Performance Target	120% of Award Target
105.9% of Performance Target	140% of Award Target
107.7% of Performance Target	160% of Award Target
109.1% of Performance Target	175% of Award Target
> 109.1% of Performance Target	175% of Award Target

Payment of Awards. Payment of STIP awards will be made in cash. Awards will be paid on a specific date by which the Compensation Committee reasonably expects that the Corporation’s Adjusted EBITDA for the year on which the award was based will have been reported. The Corporation will make the payment of the STIP awards to participants as soon as administratively practicable following the date of the award determination, but no later than March 15, 2011.

Vesting and Forfeiture. STIP participants must remain continuously employed full-time by the Corporation until the award payment date in order to be entitled to receive a payout of an STIP award.

Other Terms & Provisions. STIP participants are not permitted to transfer STIP awards, except by will or the laws of descent and distribution. The Corporation is entitled to withhold from any payments of awards under the STIP any and all amounts required to be withheld for federal, state and local withholding taxes. The Compensation Committee has the discretion to change terms and conditions of STIP awards as it deems necessary to ensure that the STIP awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(c) of the Internal Revenue Code.

2010 Long-Term Incentive Program

On March 16, 2010, the Compensation Committee adopted the 2010 Long-Term Incentive Program (the “LTIP”) under the Omnibus Plan to provide non-qualified stock options and performance share unit awards to the Corporation’s executives and certain other officers and employees based on pre-established performance objectives and goals. The LTIP advances the Corporation’s commitment to performance-based compensation practices by providing participants an opportunity to earn equity-based awards upon the achievement of certain pre-established long-term performance objectives. The LTIP also is designed to drive consistent growth of the Corporation over a multiple-year performance period.

Performance Cycle. LTIP performance cycle begins on January 1, 2010 and ends on December 31, 2012.

Award Targets. The amount of the awards under the LTIP are based on individual participant bonus targets and company performance criteria. Individual participant bonus targets are established by the Compensation Committee for each participant based upon the Compensation Committee’s determination of the appropriate bonus target amounts that will enable the Corporation to remain competitive and retain and recruit top employees.

The Compensation Committee established the bonus targets under the LTIP for the Corporation’s principal executive officer, principal financial officer, and other fiscal 2009 Named Executive Officers as follows:

Executive	Title	Bonus Target
Gregory S. Weishar	Chief Executive Officer	250% of base salary
Michael J. Culotta	Executive Vice President & Chief Financial Officer	175% of base salary
William Monast	Executive Vice President of Operations	160% of base salary
Robert McKay	Senior Vice President of Sales and Marketing	130% of base salary
Thomas Caneris	Senior Vice President, General Counsel and Secretary	140% of base salary

The Compensation Committee granted the 2010 LTIP awards for the fiscal 2009 Named Executive Officers in the following amounts as a percentage of the bonus target: 50% non performance-based stock options and 50% performance share units.

On March 16, 2010, the Compensation Committee awarded non performance-based stock options under the LTIP for the Corporation’s principal executive officer, principal financial officer, and other fiscal 2009 Named Executive Officers as follows:

Executive	Title	Stock Options (50% of Bonus Target)
Gregory S. Weishar	Chief Executive Officer	155,836
Michael J. Culotta	Executive Vice President & Chief Financial Officer	62,545
William Monast	Executive Vice President of Operations	47,782
Robert McKay	Senior Vice President of Sales and Marketing	28,360
Thomas Caneris	Senior Vice President, General Counsel and Secretary	33,565

Performance Criteria. The LTIP performance criteria are tied to company performance. Company performance will be measured for purposes of the LTIP by comparing the Corporation’s Adjusted EBITDA at the end of the performance cycle to a target end-of-performance cycle Adjusted EBITDA set by the Committee. With respect to the Chief Executive Officer and Executive Vice Presidents the Adjusted EBITDA target accounts for 85% of their respective performance target and the remaining 15% is determined by achievement of a target measure of an adjusted return on invested capital (“ROIC”). For all other Named Executive Officers, a target Adjusted EBITDA amount accounts for 100% of the performance target.

Award Payouts. Award payouts for the performance share units are based on the percentage of the performance target achieved. Generally, the percentage of the award earned at the end of the performance cycle based on the performance target, excluding the ROIC component, shall be determined according to the following schedule; however the actual LTIP award payout will be interpolated between the percentages set forth in the chart based on actual results:

Performance Level	Payout Level
< 81.4% of Performance Target	0% of Award Target
81.4% of Performance Target	50% of Award Target
92.6% of Performance Target	80% of Award Target
100.0% of Performance Target	100% of Award Target
110.0% of Performance Target	120% of Award Target
120.0% of Performance Target	140% of Award Target
125.0% of Performance Target	150% of Award Target
> 125.0% of Performance Target	150% of Award Target

Generally, the percentage of the award earned at the end of the performance cycle based on the based on the percentage of the ROIC performance target achieved shall be determined according to the following schedule; however the actual LTIP award payout will be interpolated between the percentages set forth in the chart based on actual results:

Performance Level	Payout Level
< 87.9% of Performance Target	0% of Award Target
87.9% of Performance Target	50% of Award Target
95.2% of Performance Target	80% of Award Target
100.0% of Performance Target	100% of Award Target
104.8% of Performance Target	120% of Award Target
109.7% of Performance Target	140% of Award Target
112.1% of Performance Target	150% of Award Target
> 112.1% of Performance Target	150% of Award Target

Award Agreements. Awards of stock options and performance share units are made under the LTIP pursuant to award agreements with each recipient. The forms of Non-Qualified Stock Option Agreement and Performance Share Award Agreement are filed as exhibits to the Corporation’s Quarterly Reports on Form 10-Q filed on May 8, 2008 and August 31, 2007, respectively, and are incorporated herein by reference. The form of Performance Share Award Agreement for the Chief Executive Officer and the Executive Vice Presidents, including the Adjusted EBITDA and ROIC performance targets, is filed as an exhibit to the Corporation’s Current Report on Form 8-K filed on March 9, 2009, and is incorporated herein by reference.

Payment of Awards. Equity-based awards will be paid on a specific date by which the Compensation Committee reasonably expects it will be able to determine whether and the extent that the performance target applicable to such award was met. The Corporation will make the payment of the LTIP awards to participants as soon as administratively practicable following the date of the award determination, but no later than March 15, 2013.

Vesting and Forfeiture. Recipients of LTIP awards generally must remain continuously employed full-time by the Corporation until the date designated for payout under the applicable award agreement for the LTIP period. Exceptions may be provided for termination of employment by reason of death, disability, retirement and change in control. The stock options will vest in four equal annual installments beginning on first anniversary of grant date and have a 7-year maximum term.

Other Terms & Provisions. Participants are not permitted to transfer LTIP awards, except by will or the laws of descent and distribution. The Corporation is entitled to withhold from any payments of awards under the LTIP or the Omnibus Plan any and all amounts required to be withheld for federal, state and local withholding taxes. The Compensation Committee has the discretion to change terms and conditions of LTIP awards as it deems necessary to ensure that the LTIP awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(c) of the Internal Revenue Code. In addition to the above conditions, payment of any incentive award is contingent upon the participant executing a written agreement to protect company assets.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

10.1	Form of Non-Qualified Stock Option Agreement (1)

10.2	Form of Performance Share Award Agreement (2)

10.3	Form of Performance Share Award Agreement (adjusted EBITDA and adjusted ROIC) (3)

(1)	Filed with the Corporation’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 8, 2008, and incorporated herein by reference.
(2)	Filed with the Corporation’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 31, 2007, and incorporated herein by reference.
(3)	Filed with the Corporation’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 9, 2009, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMERICA CORPORATION

Date: March 22, 2009	By:	/s/ Thomas Caneris
Thomas Caneris
Senior Vice President, General Counsel and Secretary